UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 21, 2025

Mondee Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd Suite 400 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)
(866) 855-9630
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MOND
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

January 2025 Monthly Operating Report

As previously disclosed, on January 14, 2025, Mondee Holdings, Inc., a Delaware corporation (the “Company”), and certain of its US subsidiaries (such subsidiaries being Mondee Holdings II, LLC, Mondee, Inc., Mondee Brazil, LLC, Cosmopolitan Travel Service, Inc., Cosmopolitan Travel Services Inc., C & H Travel & Tours, Inc., SkyLink Travel, Inc., SkyLink Travel, Inc., SkyLink Travel Inc., Skylink Travel SFO Inc., Purple Grids Inc., Trans Am Travel, Inc., TransWorld Travel, Inc., Hari-World Travel Group, Inc., ExploreTrip IP Holdings, Inc., ExploreTrip, Inc., Mondee Acquisition Company, Inc., Rocketrip, Inc., Skypass Travel, Inc., and Skypass Holidays LLC (such subsidiaries together with the Company, the “Debtors”)), filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).

On March 21, 2025, each of the Debtors filed with the Bankruptcy Court their monthly operating reports for the period beginning January 14, 2025 and ending January 31, 2025 (the “Monthly Operating Reports”). This Current Report on Form 8-K (the “Form 8-K”) will not be deemed an admission as to the materiality of any information disclosed herein. The Monthly Operating Reports and other documents filed with the Bankruptcy Court are available for review and free of charge online at https://cases.ra.kroll.com/mondee. Documents and other information available on such website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K.

Future Monthly Operating Reports

The Debtors are required, and will continue, to file monthly operating reports with the Bankruptcy Court at or around the end of each month during which the Chapter 11 Cases remain pending. Future monthly operating reports will be similarly available for review and free of charge online at https://cases.ra.kroll.com/mondee. Such reports may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. In addition, investors are directed to visit https://cases.ra.kroll.com/mondee for other materials that are provided with respect to the Debtors from time to time in connection with the Chapter 11 cases.

The information included in this Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Statement Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles, are in a format prescribed by applicable bankruptcy rules and guidelines, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. Results and projections set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Cautionary Note Regarding the Company’s Class A Common Stock

The Company cautions that trading in its Class A common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Class A common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s Class A common stock in the Chapter 11 Cases. In particular, the Company expects that holders of its Class A common stock will experience a significant or complete loss on their investment.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended.

This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “believe,” “could,” “may,” “estimates”, “anticipates”, “might”, “should”, “expect,” “intend,” “potential,” “plan,” “seeking to”, “will”, ”approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, the Company’s ability to successfully consummate the Restructuring and emerge from the Cases; the Company’s plans to sell its assets pursuant to chapter 11 of the Bankruptcy Code; the Company’s intention to continue operations during the Cases; the Company’s belief that the 363 sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Cases on the Company’s liquidity and results of operations; unpredictability of trading markets and whether a market will be established for the Company’s common stock; changes in the Company’s ability to meet its financial obligations during the Cases and to maintain contracts that are critical to its operations; the outcome and timing of the Cases and any potential asset sale; the effect of the filing of the Cases and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Cases or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.

Dated: March 27, 2025

	By:	/s/ Jesus Portillo
Name: Jesus Portillo Title: Chief Executive Officer and Chief Financial Officer